Exhibit 24(a)
POWER OF ATTORNEY
(Re: Registration Statement on Form S-3)
          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Richard A. Cheap, Thomas E. Hoaglin, and Donald R. Kimble, as their true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign Huntington Bancshares Incorporated’s Form S-3 Registration Statement, any and all amendments thereto, any subsequent registration statements pursuant to Rule 462 of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or either one of his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          In Witness Whereof, the undersigned have signed these presents as of the dates indicated next to their respective signatures below.

Signature:	Title:	Date:

/s/ Thomas E. Hoaglin		12/19/2008
Thomas E. Hoaglin	Chairman, President, Chief Executive Officer, and Director (Principal Executive Officer)

/s/ Donald R. Kimble		01/06/2009
Donald R. Kimble	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

/s/ Thomas P Reed		12/19/2008
Thomas P. Reed	Controller and Senior Vice President (Principal Accounting Officer)

/s/ Raymond J. Biggs		12/18/2008
Raymond J. Biggs	Director

/s/ Don M. Casto III		01/06/2009
Don M. Casto III	Director

/s/ Michael J. Endres		01/06/2009
Michael J. Endres	Director

/s/ Marylouise Fennell		12/17/2008
Marylouise Fennell	Director

/s/ John B. Gerlach, Jr.		12/17/2008
John B. Gerlach, Jr.	Director

/s/ D. James Hilliker		12/17/2008
D. James Hilliker	Director

/s/ David P. Lauer		01/06/2009
David P. Lauer	Director

/s/ Jonathan A. Levy		12/17/2008
Jonathan A. Levy	Director

/s/ Wm. J. Lhota		12/17/2008
Wm. J. Lhota	Director

/s/ Gene E. Little		12/21/2008
Gene E. Little	Director

/s/ Gerald P. Mastroianni		12/17/2008
Gerard P. Mastroianni	Director

/s/ David L. Porteous		12/29/2008
David L. Porteous	Director

/s/ Kathleen H. Ransier		01/06/2009
Kathleen H. Ransier	Director